Exhibit 99.1

Standard BioTools Reports Fourth Quarter and Full Year 2023 Financial Results

•
Achieved FY2023 core financial objectives, delivering substantial ongoing reductions in expenses and cash burn while expanding revenue and gross margins

•
Completed merger with SomaLogic, activating strategy to build scaled leader in life sciences tools and services

•
Combined pro forma revenue for FY2023 totaled $192 million and fortified balance sheet with $565 million in combined pro forma cash, cash equivalents, restricted cash and short-term investments at December 31, 20231

SOUTH SAN FRANCISCO, Calif., February 28, 2024 — Standard BioTools Inc. (“Standard BioTools” or the “Company”) (Nasdaq: LAB) today announced financial results for the fourth quarter and fiscal year ended December 31, 2023.

Standard BioTools Stand-Alone 2023 Fourth Quarter and Full Year Selected Financial Results2

	Quarter Ended	Year Ended
(Unaudited, in millions, except percentages)	December 31, 2023	December 31, 2023
Revenue	$28.2	$106.3
GAAP gross margin	47.4%	47.4%
Non-GAAP gross margin	59.6%	60.1%
Operating expenses	$34.7	$127.1
Non-GAAP operating expenses	$24.3	$98.6
Operating loss	$(21.4)	$(76.6)
Net loss	$(19.8)	$(74.7)
Non-GAAP adjusted EBITDA	$(7.5)	$(34.7)
Cash, cash equivalents, restricted cash, and short-term investments		$115.7
Combined pro forma cash, cash equivalents, restricted cash and short-term investments[3]		$565.3

"In our first full year of operational execution, the Standard BioTools team hit our major target of standardizing the core business units and instilling SBS business systems throughout the organization. We also did so in one of the more challenging economic environments I’ve seen in life sciences over the last 20 years,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. "We have now assembled a team of seasoned operators, executing with a laser-focus on operational discipline, behind a clear strategy to bring together unique technologies under one roof. We believe this team is well positioned to achieve scale and profitability. The team has confirmed its capabilities through the ongoing reduction of expenses and cash consumption, while at the same time returning a declining business back to growth.”

1 Reflects (i) pro forma combined revenue of the Company and SomaLogic, including SomaLogic’s unaudited 2023 revenue of $86.1 million and (ii) pro forma combined cash, cash equivalents, restricted cash and short-term investments as of December 31, 2023, including SomaLogic’s unaudited cash, cash equivalents and short-term investments of $449.8 million as of December 31, 2023, in each case after giving effect to the merger with SomaLogic, which closed on January 5, 2024.

2 Unless otherwise noted financial results include only the Standard BioTools legacy business in 2023, and exclude the results of SomaLogic, which became part of Standard BioTools on January 5, 2024 and will be included in the Company’s consolidated financial statements beginning with the quarter ended March 31, 2024.

3 Reflects pro forma combined cash, cash equivalents, restricted cash and short-term investments as of December 31, 2023, including SomaLogic’s unaudited cash, cash equivalents and short-term investments of $449.8 million as of December 31, 2023, after giving effect to the merger with SomaLogic, which closed on January 5, 2024.

Standard BioTools Financial Highlights Compared to 2022

•
Total revenue increased 9% in fiscal year 2023 and 4% in the fourth quarter;
•
Instrument sales grew 46% in fiscal year 2023 and 44% in the fourth quarter;
•
Non-GAAP gross margin expanded 900 basis points to 60.1% in fiscal year 2023 and 630 basis points to 59.6% in the fourth quarter;
•
Non-GAAP operating expenses declined $20 million, or 17%, in fiscal year 2023 and $1 million, or 5% in the fourth quarter;
•
Non-GAAP adjusted EBITDA loss improved $34 million in fiscal year 2023 and over $3 million in the fourth quarter; and
•
Operating cash use declined $47 million, or 53%, in fiscal 2023 and $6 million, or 32%, in the fourth quarter.

On a combined pro forma basis, after giving effect to the merger with SomaLogic, Inc. (“SomaLogic”), total revenue for the year ended December 31, 2023 was approximately $192 million, and cash, cash equivalents, restricted cash and short-term investments at December 31, 2023 were approximately $565 million.

Egholm added, “With the recent closing of the merger with SomaLogic, we have moved into the next phase of the growth strategy. I am delighted to report that the merger integration process is well underway. We are building significant momentum and are excited to capitalize on technological and commercial potential while accelerating the collective path to profitability. We are also continuing to identify new partners with emerging technologies and businesses where together we can scale their operations, diversify our collective revenue, and empower our customers to do amazing research. We believe the best is yet to come for Standard BioTools and SomaLogic – we are better together.”

A reconciliation of non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP adjusted EBITDA is provided in the financial schedules that are part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading “Use of Non-GAAP Financial Information.”

Outlook for 2024

For fiscal year 2024, the combined Company expects revenue in the range of $200 million to $205 million.

Conference Call Information

Standard BioTools will host a conference call and webcast today at 1:30 p.m. PT, 4:30 p.m. ET, to discuss fourth quarter and full year 2023 financial results and operational progress as well as to provide additional color on its strategic actions.

The Company today is providing an Investor Relations presentation with additional information on its business and operations, including an appendix with Supplemental Financial Information which is available, concurrent with this news release, on the Investor Relations page of the Company's website at Events & Presentations.

Live audio of the webcast will be available online along with an archived version of the webcast under the Events & Presentations page of the Company’s website.

To participate in the conference call by phone, may do so using one of the following dial-in numbers below:

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US domestic callers: 1-888-346-3970
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Outside US callers: 1-412-902-4297

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance; expectations, operational and strategic plans; deployment of capital; market and growth opportunity and potential; the potential to realize the expected benefits following the merger of the Company and SomaLogic; and the Company’s revenue outlook for the full year 2024. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, the outcome of any legal proceedings related to the merger; risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from our restructuring, including the anticipated decrease in operational expenses, at the levels it expects; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; restructuring activities, including the Company’s subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the SEC today, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq: LAB), previously known as Fluidigm Corporation, is driven by a bold purpose – Unleashing tools to accelerate breakthroughs in human health. Standard BioTools has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop medicines faster and better. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology, and immunotherapy. Learn more at www.standardbio.com or connect with us on Twitter®, Facebook®, LinkedIn, and YouTubeTM. Standard BioTools, the Standard BioTools logo, Fluidigm, the Fluidigm logo, “Unleashing tools to accelerate breakthroughs in human health,” Hyperion, Hyperion XTi, XTi, and X9 are trademarks and/or registered trademarks of Standard BioTools Inc. or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information

Standard BioTools uses its website (standardbio.com), investor site (investors.standardbio.com), corporate Twitter account (@Standard_BioT), Facebook page (facebook.com/StandardBioT), and LinkedIn page (linkedin.com/company/standard-biotools) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Standard BioTools may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Standard BioTools’ website and its social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Investor Contacts

David Holmes

Gilmartin Group LLC

(332) 330-1031

ir@standardbio.com

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
	(Unaudited)
Revenue:
Product revenue	$21,384	$20,919	$79,198	$72,454
Service and other revenue	6,804	6,102	27,142	25,494
Total revenue	28,188	27,021	106,340	97,948
Cost of revenue:
Cost of product revenue	11,666	13,387	44,942	52,555
Cost of service and other revenue	3,165	2,467	10,948	8,342
Total cost of revenue	14,831	15,854	55,890	60,897
Gross profit	13,357	11,167	50,450	37,051
Operating expenses:
Research and development	6,909	7,425	25,948	37,382
Selling, general and administrative	21,354	20,224	87,541	102,285
Restructuring and related charges	1,661	4,630	7,076	9,732
Transaction-related expenses	4,819	—	6,485	3,857
Total operating expenses	34,743	32,279	127,050	153,256
Loss from operations	(21,386)	(21,112)	(76,600)	(116,205)
Interest expense	(1,098)	(1,190)	(4,567)	(4,331)
Loss on forward sale of Series B Preferred Stock	—	—	—	(60,081)
Loss on Bridge Loans	—	—	—	(13,719)
Other income (expense), net	2,546	1,527	6,963	1,408
Loss before income taxes	(19,938)	(20,775)	(74,204)	(192,928)
Income tax benefit (expense)	162	(70)	(452)	2,830
Net loss	$(19,776)	$(20,845)	$(74,656)	$(190,098)
Net loss per share, basic and diluted	$(0.25)	$(0.26)	$(0.94)	$(2.43)
Shares used in computing net loss per share, basic and diluted	79,729	79,434	79,160	78,305

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$51,704	$81,309
Short-term investments	63,191	84,475
Accounts receivable, net	19,660	17,280
Inventories, net	20,533	21,473
Prepaid expenses and other current assets	3,127	4,278
Total current assets	158,215	208,815
Property and equipment, net	24,187	25,652
Operating lease right-of-use asset, net	30,663	33,883
Other non-current assets	2,285	3,109
Developed technology, net	1,400	12,600
Goodwill	106,317	106,251
Total assets	$323,067	$390,310

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$9,236	$7,914
Accrued compensation and related benefits	11,867	9,153
Operating lease liabilities, current	4,323	3,682
Deferred revenue, current	11,607	10,792
Deferred grant income, current	3,612	3,644
Other accrued liabilities	9,152	6,175
Term loan, current	5,000	2,083
Convertible notes, current	54,530	—
Total current liabilities	109,327	43,443
Convertible notes, non-current	569	54,615
Term loan, non-current	3,414	8,194
Deferred tax liability	841	1,055
Operating lease liabilities, non-current	30,374	34,081
Deferred revenue, non-current	3,520	3,816
Deferred grant income, non-current	10,755	14,359
Other non-current liabilities	1,065	961
Total liabilities	159,865	160,524
Mezzanine equity:
Redeemable preferred stock	311,253	311,253
Total stockholders’ deficit	(148,051)	(81,467)
Total liabilities, mezzanine equity and stockholders’ deficit	$323,067	$390,310

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Twelve Months Ended December 31,
	2023	2022
Operating activities
Net loss	$(74,656)	$(190,098)
Loss on forward sale of Series B Preferred Stock	—	60,081
Loss on bridge loans	—	13,719
Stock-based compensation expense	13,123	14,880
Amortization of developed technology	11,200	11,528
Depreciation and amortization	3,980	3,499
Provision for excess and obsolete inventory	1,496	7,874
Impairment of InstruNor developed technology intangible	—	3,526
Amortization of debt discounts, premiums and issuance costs	770	830
Other non-cash items	(987)	273
Changes in assets and liabilities, net	1,787	(15,482)
Net cash used in operating activities	(43,287)	(89,370)

Investing activities
Purchases of short-term investments	(94,896)	(137,302)
Proceeds from sales and maturities of investments	117,964	53,000
Purchases of property and equipment	(2,831)	(3,825)
Net cash provided by (used in) investing activities	20,237	(88,127)

Financing activities
Proceeds from bridge loans	—	25,000
Proceeds from issuance of Series B Preferred Stock	—	225,000
Repayment of term loan and advances under revolving credit facility	(2,083)	(6,838)
Payment of debt and equity issuance costs	—	(12,547)
Repurchase of common stock	(5,414)	(563)
Proceeds from ESPP stock issuance	827	917
Payments for taxes related to net share settlement of equity awards and other	(139)	(211)
Net cash provided by (used in) financing activities	(6,809)	230,758
Effect of foreign exchange rate fluctuations on cash and cash equivalents	34	(404)
Net increase (decrease) in cash, cash equivalents and restricted cash	(29,825)	52,857
Cash, cash equivalents and restricted cash at beginning of period	82,324	29,467
Cash, cash equivalents and restricted cash at end of period	$52,499	$82,324

Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$51,704	$81,309
Restricted cash	795	1,015
Total cash, cash equivalents and restricted cash	$52,499	$82,324

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
GAAP gross profit	$13,357	$11,167	$50,450	$37,051
Amortization of developed technology	2,800	2,800	11,200	11,208
Depreciation and amortization	482	297	1,473	1,245
Stock-based compensation expense	163	133	811	592
Non-GAAP gross profit	$16,802	$14,397	$63,934	$50,096

GAAP gross margin percentage	47.4%	41.3%	47.4%	37.8%
Amortization of developed technology	9.9%	10.4%	10.5%	11.4%
Depreciation and amortization	1.7%	1.1%	1.4%	1.3%
Stock-based compensation expense	0.6%	0.5%	0.8%	0.6%
Non-GAAP gross margin percentage	59.6%	53.3%	60.1%	51.1%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
GAAP operating expenses	$34,743	$32,279	$127,050	$153,256
Restructuring and related charges	(1,661)	(4,630)	(7,076)	(9,732)
Transaction-related expenses	(4,819)	—	(6,485)	(3,857)
Stock-based compensation expense	(3,312)	(1,548)	(12,312)	(14,288)
Depreciation and amortization	(624)	(523)	(2,507)	(2,575)
Impairment of intangible assets	—	—	—	(3,526)
Loss on disposal of property and equipment	—	(100)	(73)	(312)
Non-GAAP operating expenses	$24,327	$25,478	$98,597	$118,966

GAAP R&D operating expenses	$6,909	$7,425	$25,948	$37,382
Stock-based compensation expense	(430)	(467)	(1,671)	(2,481)
Depreciation and amortization	(125)	(150)	(526)	(954)
Impairment of intangible assets	—	—	—	(3,526)
Non-GAAP R&D operating expenses	$6,354	$6,808	$23,751	$30,421

GAAP SG&A operating expenses	$21,354	$20,224	$87,541	$102,285
Stock-based compensation expense	(2,882)	(1,081)	(10,641)	(11,807)
Depreciation and amortization	(499)	(373)	(1,981)	(1,621)
Loss on disposal of property and equipment	—	(100)	(73)	(312)
Non-GAAP SG&A operating expenses	$17,973	$18,670	$74,846	$88,545

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
GAAP net loss	$(19,776)	$(20,845)	$(74,656)	$(190,098)
Income tax expense (benefit)	(162)	70	452	(2,830)
Interest expense	1,098	1,190	4,567	4,331
Amortization of developed technology	2,800	2,800	11,200	11,528
Depreciation and amortization	1,106	819	3,980	3,499
Restructuring and related charges	1,661	4,630	7,076	9,732
Transaction-related expenses	4,819	—	6,485	3,857
Stock-based compensation expense	3,475	1,681	13,123	14,880
Impairment of intangible assets	—	—	—	3,526
Loss on forward sale of Series B Preferred Stock	—	—	—	60,081
Loss on bridge loans	—	—	—	13,719
Other non-operating expense (income)	(2,546)	(1,527)	(6,963)	(1,408)
Loss on disposal of property and equipment	—	100	73	312
Non-GAAP adjusted EBITDA	$(7,525)	$(11,082)	$(34,663)	$(68,871)

CALCULATION OF OPERATING CASH USE

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net cash used in operating activities (1)	$(14,061)	$(19,181)	$(43,287)	$(89,370)
Purchases of property and equipment	(78)	(755)	(2,831)	(3,825)
Cash paid for interest	1,648	1,646	3,819	3,493
Operating cash use	$(12,491)	$(18,290)	$(42,299)	$(89,702)

(1) Derived from the Condensed Consolidated Statements of Cash Flows.